UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2007

Option One Mortgage Loan Trust 2007-4
(as issuing entity)

Option One Mortgage Acceptance Corporation
(as depositor)

Option One Mortgage Corporation
(as sponsor)

Delaware	333-130870-09	33-0727357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Ada Irvine, California	92618
(Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code: (914) 790-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01 Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On April 19, 2007, a single series of certificates, entitled Option One Mortgage Loan Trust 2007-4, Asset-Backed Certificates, Series 2007-4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the “Depositor”), Option One Mortgage Corporation (“Option One”) as servicer (the “Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of eighteen classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, fixed-rate and adjustable-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $987,749,246 as of April 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 11, 2007, among the Depositor, Option One, Option One Mortgage Capital Corporation, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-8, Option One Owner Trust 2005-9 and Option One Owner Trust 2007-5A. The Class I-A-1 Certificates , Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and H&R Block Financial Advisors, Inc. (the “Underwriters) pursuant to an Underwriting Agreement, dated April 11, 2007 (the “Underwriting Agreement”) among the Depositor, Option One and the Underwriters.

The Class C, Class P, Class R and Class R-X Certificates were delivered by the Depositor to Option One Mortgage Capital Corporation as partial consideration for the Mortgage Loans constituting the pool assets.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A-1	$462,095,000.00	Variable
II-A-1	$197,657,000.00	Variable
II-A-2	$152,166,000.00	Variable
II-A-3	$46,148,000.00	Variable
II-A-4	$30,534,000.00	Variable
M-1	$54,000,000.00	Variable
M-2	$52,800,000.00	Variable
M-3	$25,200,000.00	Variable
M-4	$25,800,000.00	Variable
M-5	$22,800,000.00	Variable
M-6	$14,400,000.00	Variable
M-7	$17,400,000.00	Variable
M-8	$12,600,000.00	Variable
M-9	$21,000,000.00	Variable
C	$65,399,903.66	N/A
P	$100.00	N/A
R	N/A	N/A
R-X	N/A	N/A

The Certificates (other than the “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”) and the Mortgage Loans are more particularly described in the Prospectus, dated February 28, 2007 and the Prospectus Supplement, dated April 11, 2007 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates” have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 11, 2007, by and among the Depositor, Option One Mortgage Corporation, Greenwich Capital Markets, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and H&R Block Financial Advisors, Inc., relating to the Series 2007-4 Certificates.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2007, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2007-4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 15, 2007

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

By:	/s/ Charles T. Harkins
Name: Charles T. Harkins
Title: Assistant Secretary

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 11, 2007, by and among the Depositor, Option One Mortgage Corporation, Greenwich Capital Markets, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and H&R Block Financial Advisors, Inc., relating to the Series 2007-4 Certificates.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2007, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2007-4 Certificates.